SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 7, 1999


                              SPORTSLINE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              0-23337                                    65-0470894
     (Commission File Number)               (I.R.S. Employer Identification No.)


                    6340 N.W. 5th Way
                Fort Lauderdale, Florida                  33309
      (Address of principal executive offices)          (Zip Code)


                                 (954) 351-2120
              (Registrant's telephone number, including area code)

                              SPORTSLINE USA, INC.
          (Former name or former address, if changed since last report)




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Item 2.           Acquisition or Disposition of Assets.

         On December 7, 1999, SportsLine.com, Inc., a Delaware corporation (the "Company"), acquired Daedalus World Wide Corporation, a New York corporation ("DWWC"), by the statutory merger of DWWC with and into Commissioner.com, Inc., a New York corporation and a wholly owned subsidiary of the Company ("Acquisition Corp."). DWWC has developed sports-related fantasy products and has for the past year and a half sold subscriptions to such products via the Company's home page. The acquisition was accomplished pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Acquisition Corp., DWWC and certain shareholders of DWWC. Upon the closing, all outstanding shares of the capital stock of DWWC were converted into 599,998 shares of the Company's common stock and $4,000,000 in cash. In addition, the Merger Agreement provides for the future payment of up to $12,000,000 to the former shareholders of DWWC in cash or the issuance of additional shares of the Company's common stock, or both, upon the attainment of certain performance milestones by Acquisition Corp.

         Under the terms of the Merger Agreement and a related Escrow Agreement, $670,000 of the cash paid and 78,000 shares of the Company's common stock issued in connection with the merger will be held in escrow for one year for the purpose of indemnifying the Company and other indemnified persons against any damages that result from, among other things, any breach of the representations, warranties or covenants contained in the Merger Agreement.

         The timing and amount of the consideration paid in connection with the acquisition was the result of arms-length negotiations between the representatives of the Company and the shareholders of DWWC. The cash portion of the consideration was paid from the working capital of the Company.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The financial statements required by Rule 3-05(b) of Regulation S-X will be filed by the Company no later than sixty (60) days from the date of this Report.

         (c)      Exhibits.

                  2.1 * Agreement and Plan of Merger by and among the Company, Acquisition Corp., DWWC, James Price, Michael Gersh, Matthew Fortnow and Peter Pezaris, dated December 6, 1999.

                  99.1 Press Release dated December 22, 1999.

         * The Company hereby agrees to furnish to the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SPORTSLINE.COM, INC.



Date: December 22, 1999                      By:/s/ Kenneth W. Sanders
                                                --------------------------------
                                                Kenneth W. Sanders
                                                Chief Financial Officer













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                                Index to Exhibits



Exhibit No.                 Exhibit Title
-----------                 -------------

2.1*                        Agreement and Plan of Merger by and
                            among SportsLine.com, Inc.,
                            Commissioner.com, Inc., Daedalus World
                            Wide Corporation, James Price, Michael
                            Gersh, Matthew Fortnow and Peter
                            Pezaris, dated December 6, 1999.

99.1                        Press Release dated December 22, 1999.

* The Company hereby agrees to furnish to the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.





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